

                                                                     Exhibit 4.1





                   NATIONSCREDIT SECURITIZATION CORPORATION,
                                   Depositor,

                NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA,
                                   Servicer,


                                      and


                             BANKERS TRUST COMPANY,
                         Trustee and Collateral Agent.

                                   FORM OF
                        POOLING AND SERVICING AGREEMENT
                          Dated as of __________, 1997



                                 $_____________
                       NationsCredit Grantor Trust 1997-2

                                 $_____________
                  ____% Marine Receivable-Backed Certificates

                                 $_____________
                    ____% RV Receivable-Backed Certificates
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                               TABLE OF CONTENTS

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
                                                        ARTICLE I

   SECTION 1.1.  CREATION OF TRUST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

                                                        ARTICLE II

   SECTION 2.1.  CONVEYANCE OF DEPOSITOR RECEIVABLES AND NCMF RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . 1

                                                       ARTICLE III

   SECTION 3.1.  SURETY BOND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

                                                        ARTICLE IV

   SECTION 4.1.  ACCEPTANCE BY TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

                                                        ARTICLE V

   SECTION 5.1.  INCORPORATION OF STANDARD TERMS AND CONDITIONS OF AGREEMENT  . . . . . . . . . . . . . . . . . . . . . 3

                                                        ARTICLE VI

   SECTION 6.1.  SPECIAL DEFINITIONS AND TERMS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

                                                       ARTICLE VII

   SECTION 7.1.  ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR . . . . . . . . . . . . . . . . . . . . . . 6

                                                       ARTICLE VIII

   SECTION 8.1.  NATIONSCREDIT COMMERCIAL NOT TO RESIGN AS SERVICER . . . . . . . . . . . . . . . . . . . . . . . . . . 7

                                                        ARTICLE IX

   SECTION 9.1.  AGENTS FOR SERVICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

                                                        ARTICLE X

   [RESERVED] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
   SCHEDULE A-1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
   SCHEDULE A-2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
   SCHEDULE B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

                                                        ARTICLE XI

                                                       DEFINITIONS

   SECTION 11.1.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
   SECTION 11.2.  USAGE OF TERMS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
   SECTION 11.3.  CUTOFF DATE AND RECORD DATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
   SECTION 11.4.  SECTION REFERENCES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

                                                       ARTICLE XII

                                                     THE RECEIVABLES

   SECTION 12.1.  REPRESENTATIONS AND WARRANTIES OF DEPOSITOR . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
   SECTION 12.2.  REPURCHASE UPON BREACH  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
   SECTION 12.3.  CUSTODY OF RECEIVABLE FILES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

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
   SECTION 12.4.  DUTIES OF SERVICER AS CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
   SECTION 12.5.  INSTRUCTIONS; AUTHORITY TO ACT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
   SECTION 12.6.  CUSTODIAN'S INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
   SECTION 12.7.  EFFECTIVE PERIOD AND TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

                                                       ARTICLE XIII

                                       ADMINISTRATION AND SERVICING OF RECEIVABLES

   SECTION 13.1.  DUTIES OF SERVICER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
   SECTION 13.2.  COLLECTION OF RECEIVABLES PAYMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
   SECTION 13.3.  REALIZATION UPON RECEIVABLES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
   SECTION 13.4.  PHYSICAL DAMAGE INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
   SECTION 13.5.  MAINTENANCE OF SECURITY INTERESTS IN BOATS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
   SECTION 13.6.  COVENANTS OF SERVICER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
   SECTION 13.7.  PURCHASE OF RECEIVABLES UPON BREACH . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
   SECTION 13.8.  MARINE MARINE  SERVICING FEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
   SECTION 13.8A.  MONTHLY RV SERVICING FEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
   SECTION 13.9.  SERVICER'S CERTIFICATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
   SECTION 13.10.  ANNUAL STATEMENT AS TO COMPLIANCE; NOTICE OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . .  25
   SECTION 13.11.  ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT'S REPORT  . . . . . . . . . . . . . . . . . . . . .  26
   SECTION 13.12.  ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING RECEIVABLES  . . . . . . . . . . . . . .  26
   SECTION 13.13.  SERVICER EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
   SECTION 13.14.  APPOINTMENT OF SUB-SERVICER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
   SECTION 13.15.  REPRESENTATIONS AND WARRANTIES OF THE SERVICER WITH RESPECT TO THE RECEIVABLES . . . . . . . . . .  27

                                                       ARTICLE XIV

                                     DISTRIBUTIONS:  STATEMENTS TO CERTIFICATEHOLDERS

 SECTION 14.1B    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
   SECTION 14.2.  MARINE COLLECTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
   SECTION 14.2A.  RV COLLECTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
   SECTION 14.3.  APPLICATION OF MARINE COLLECTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
   SECTION 14.4.  ADDITIONAL DEPOSITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
   SECTION 14.5.  DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
   SECTION 14.5A.  RV DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
   SECTION 14.6.  NET DEPOSITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
   SECTION 14.7.  STATEMENTS TO MARINE CERTIFICATEHOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
   SECTION 14.7A.  STATEMENTS TO RV CERTIFICATEHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
 ARTICLE XIV A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45

 THE SURETY BOND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45

    SECTION 14A.1  THE SURETY BOND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
    SECTION 14A.2  PREFERENCE EVENTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
    SECTION 14A.3  SURRENDER OF SURETY BOND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
    SECTION 14A.4  REPLACEMENT SURETY BOND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

                                                        ARTICLE XV

                                                     THE CERTIFICATES

    SECTION 15.1.  THE CERTIFICATES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
    SECTION 15.2.  AUTHENTICATION OF CERTIFICATES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
    SECTION 15.3.  REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . .  46

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
    SECTION 15.4.  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . . . .  47
    SECTION 15.5.  PERSONS DEEMED OWNERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
    SECTION 15.6.  ACCESS TO LIST OF CERTIFICATEHOLDERS NAMES AND ADDRESSES  . . . . . . . . . . . . . . . . . . . . .  47
    SECTION 15.7.  MAINTENANCE OF OFFICE OR AGENCY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
    SECTION 15.8.  BOOK-ENTRY CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
    SECTION 15.9.  NOTICES TO CLEARING AGENCY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
    SECTION 15.10.  DEFINITIVE CERTIFICATES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49

                                                       ARTICLE XVI

                                                      THE DEPOSITOR

 SECTION 16.1.  REPRESENTATIONS OF DEPOSITOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
   SECTION 16.2.  LIABILITY OF DEPOSITOR; INDEMNITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
   SECTION 16.3.  MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF DEPOSITOR . . . . . . . . . . . . .  52
   SECTION 16.4.  LIMITATION ON LIABILITY OF DEPOSITOR AND OTHERS . . . . . . . . . . . . . . . . . . . . . . . . . .  53
   SECTION 16.5.  DEPOSITOR MAY OWN CERTIFICATES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
   SECTION 16.6.  DEPOSITOR'S INTEREST IN RESERVE ACCOUNTS; NO TRANSFER . . . . . . . . . . . . . . . . . . . . . . .  53

                                                       ARTICLE XVII

                                                       THE SERVICER

   SECTION 17.1.  REPRESENTATIONS OF SERVICER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
   SECTION 17.2.  LIABILITY OF SERVICER; INDEMNITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
   SECTION 17.3.  MERGER OR CONSOLIDATION OF.  OR ASSUMPTION OF THE OBLIGATIONS OF THE SERVICER . . . . . . . . . . .  56
   SECTION 17.4.  LIMITATION ON LIABILITY OF SERVICER AND OTHERS  . . . . . . . . . . . . . . . . . . . . . . . . . .  57

                                                      ARTICLE XVIII

                                                         DEFAULT

   SECTION 18.1.  EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
   SECTION 18.2.  APPOINTMENT OF SUCCESSOR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
   SECTION 18.3.  NOTIFICATION TO CERTIFICATEHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
   SECTION 18.4.  WAIVER OF PAST DEFAULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60

                                                       ARTICLE XIX

                                                       THE TRUSTEE

   SECTION 19.1.  DUTIES OF TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
   SECTION 19.2  TRUSTEE'S CERTIFICATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
   SECTION 19.3.  TRUSTEE'S ASSIGNMENT OF PURCHASED RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
   SECTION 19.4.  CERTAIN MATTERS AFFECTING TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
   SECTION 19.5.  TRUSTEE NOT LIABLE FOR CERTIFICATES OR RECEIVABLES  . . . . . . . . . . . . . . . . . . . . . . . .  65
   SECTION 19 .6.  TRUSTEE MAY OWN CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
   SECTION 19.7.  TRUSTEE'S FEES AND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
   SECTION 19.8.  REPRESENTATIONS AND WARRANTIES OF TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
   SECTION 19.9.  ELIGIBILITY REQUIREMENTS FOR TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
   SECTION 19.10.  RESIGNATION OR REMOVAL OF TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
   SECTION 19.11.  SUCCESSOR TRUSTEE AND COLLATERAL AGENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
   SECTION 19.12.  MERGER OR CONSOLIDATION OF TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
   SECTION 19.13.  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . .  69

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
                                                        ARTICLE XX
                                                       TERMINATION

   SECTION 20.1.  TERMINATION OF THE TRUST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
    SECTION 20.2.  OPTIONAL PURCHASE OF ALL MARINE RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
    SECTION 20.2A.  OPTIONAL PURCHASE OF ALL RV RECEIVABLES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72

                                                       ARTICLE XXI

                                                 MISCELLANEOUS PROVISIONS

   SECTION 21.1.  AMENDMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
   SECTION 21.2.  PROTECTION OF TITLE TO TRUST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
   SECTION 21.3.  LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
   SECTION 21.4.  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
   SECTION 21.5.  NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
   SECTION 21.6.  SEVERABILITY OF PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
   SECTION 21.7.  ASSIGNMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
   SECTION 21.8.  CERTIFICATES NONASSESSABLE AND FULLY PAID . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
   SECTION 21.9.  NO PETITION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
   SECTION 21.10.  SURETY BOND ISSUER AS CONTROLLING PARTY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
   EXHIBIT A: FORM OF SURETY BOND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
   EXHIBIT B-1: FORM OF MARINE CERTIFICATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
   EXHIBIT B-2: FORM OF RV CERTIFICATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
   EXHIBIT C: FORM OF DEPOSITORY AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
   EXHIBIT D-1: MONTHLY SERVICER REPORT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
   EXHIBIT D-2: MONTHLY SERVICER REPORT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
   EXHIBIT E-1: MARINE CERTIFICATEHOLDER STATEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
   EXHIBIT E-2: RV CERTIFICATEHOLDER STATEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   EXHIBIT F: TRUSTEE'S CERTIFICATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

                 This Pooling and Servicing Agreement, dated as of __________, 1997, is made with respect to the formation of the NationsCredit Grantor Trust 1997-2, among NATIONSCREDIT SECURITIZATION CORPORATION, a Delaware corporation, as Depositor (the "Depositor"), NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA, a North Carolina corporation, as Servicer ("NationsCredit Commercial" or the "Servicer"), and BANKERS TRUST COMPANY, as Trustee (the "Trustee") and as Collateral Agent (the "Collateral Agent").

                 WITNESSETH THAT: In consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                 SECTION 1.1. Creation of Trust. Upon the execution of this Agreement by the parties hereto, there is hereby created the NationsCredit Grantor Trust 1997-2.

                                   ARTICLE II

                 SECTION 2.1. Conveyance of Depositor Receivables and NCMF Receivables. (a) In consideration of the Trustee's delivery, on behalf of the Trust, to or upon the order of the Depositor, of Certificates (the "Certificates") in an aggregate principal amount equal to $_____________ (the "Purchase Price"'), the Depositor does hereby sell, transfer, assign and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders and the Surety Bond Issuer, without recourse:

                          (i)     all right, title and interest of the
                 Depositor in and to the Depositor Receivables and all payments received thereunder, in the case of Simple Interest Receivables which are Depositor Receivables and due thereunder in the case of Precomputed Receivables which are Depositor Receivables, in each case, after the Cutoff Date;

                          (ii) the interest of the Depositor in the security interests in the Boats or RVs related to Depositor Receivables granted by Obligors pursuant to the Depositor Receivables;

                          (iii) the Purchase Agreement, including the right of the Depositor to cause NationsCredit Commercial to repurchase Depositor Receivables from the Depositor under certain circumstances;

                          (iv) the interest of the Depositor in any proceeds from claims on any physical damage, credit life or disability insurance policies covering Boats or RVs or Obligors related to Depositor Receivables;

                          (v) the interest of the Depositor in any proceeds from recourse to Dealers on Depositor Receivables; and

                          (vi)    any proceeds of the foregoing.

                 The Depositor intends that the assignment and transfer herein contemplated constitute a sale of the Depositor Receivables, conveying good title thereto free and clear of any liens and encumbrances, from the Depositor to the Trustee and that such property not be part of the Depositor's estate or property of the Depositor in the event of any insolvency by the Depositor and the Trustee acquiesces in such characterization. In the event that such conveyance is deemed to be, or to be made as security for, a loan, the Depositor hereby grants to the Trustee a first priority perfected security interest in all of the Depositor's right, title and interest in and to the Receivables and the other property conveyed hereby, and this Agreement shall constitute a security agreement under applicable law.

                 (b) As additional consideration for the payment of the Purchase Price, the Depositor shall (i) pay on behalf of the Trust to NationsCredit Marine the Purchase Price (as defined in the Assignment) in immediately available funds and (ii) cause NationsCredit Marine, pursuant to the Assignment, on the date hereof to sell, transfer, assign and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders and the Surety Bond Issuer, without recourse:

                          (i)     all right, title and interest of
                 NationsCredit Marine in and to the NCMF Receivables and all payments received thereunder, in the case of Simple Interest Receivables which are NCMF Receivables and due thereunder in the case of Precomputed Receivables which are NCMF Receivables, in each case, after the Cutoff Date,

                          (ii) the interest of NationsCredit Marine in the security interests in the Boats related to NCMF Receivables granted by Obligors pursuant to the NCMF Receivables,

                          (iii)   the right of NationsCredit Marine pursuant to
                 Section 1.7 of the Purchase and Sale Agreement to cause NationsCredit Commercial to repurchase NCMF Receivables from NationsCredit Marine for breaches of the representations and warranties contained in paragraphs (h) or (i) of Exhibit III to the Purchase and Sale Agreement; provided that paragraph
                 (i) shall be limited to paragraphs (iii), (vi), (xiii) and (xxiii) of the definition of Eligible Receivable (as such term is defined in the Purchase and Sale Agreement),

                          (iv) any interest of NationsCredit Marine in any proceeds from claims on any physical damage, credit life or disability insurance policies covering Boats related to NCMF Receivables or Obligors related to NCMF Receivables,

                          (v) any interest of NationsCredit Marine in any proceeds from recourse to Dealers on NCMF Receivables, and

                          (vi)    any proceeds of the foregoing.

         The payment of the Purchase Price (as defined in the Assignment) by the Depositor as set forth in Section 2.1 (b) shall be at the direction of the Trustee on behalf of the Trust.

                 SECTION 2.2 The Trustee agrees to hold any amounts received in respect of the Receivables and allocable to late payment and extension fees, administrative charges and the premiums of collateral protection insurance purchased by the Servicer in trust for the benefit of the Depositor and agrees to promptly remit any such amounts to the Depositor upon receipt thereof as directed in writing in the relevant Servicer's Certificate.

                                  ARTICLE III

                 SECTION 3.1. Surety Bond. The Servicer shall, simultaneously with the execution and delivery of this Agreement, obtain the Surety Bond for the benefit of the Trust in accordance with the respective terms thereof and deliver it to the Trustee.

                                   ARTICLE IV

                 SECTION 4.1. Acceptance by Trustee. The Trustee does hereby accept all consideration conveyed by the Depositor pursuant to Section 2.1 and by NationsCredit Marine pursuant to the Assignment, and declares that the Trustee shall hold such consideration and the Surety Bond and any proceeds of any draws thereunder upon the trusts herein set forth for the benefit of all present and future Certificateholders, subject to the terms and provisions of this Agreement.

                                   ARTICLE V

                 SECTION 5.1. Incorporation of Standard Terms and Conditions of Agreement. This Agreement does hereby incorporate by reference the Standard Terms and Conditions of Agreement for the NationsCredit Grantor Trust dated as of __________, 1997 (the "Standard Terms and Conditions of Agreement"), in the form attached hereto.

                                   ARTICLE VI

                 SECTION 6.1. Special Definitions and Terms. Whenever used in the Standard Terms and Conditions of Agreement and in this Agreement, the following words and phrases shall have the following meanings:

                 "Avoided Payment" shall have the meaning set forth in Section 14A.2 of the Standard Terms and Conditions.

                 The "Assignment" is the Assignment Agreement dated as of __________, 1997 between among RCC, NationsCredit Marine and the Trustee, substantially in the form of Exhibit G.

                 The "Corporate Trust Office" at the date of the execution hereof is located at: Bankers Trust Company, Four Albany Street, 10th Floor, New York, New York 10006, Attn: Corporate Trust and Agency Group.

                 The "Cutoff Date" shall be the close of business on __________, 1997.

                 The first "Distribution Date" shall be __________, 1997.

                 "Final Order" shall have the meaning set forth in Section 14A.2 of the Standard Terms and Conditions.

                 "Final Scheduled Marine Distribution Date" means __________, 201_.

                 "Final Scheduled RV Distribution Date" means __________, 201_.

                 "Insolvency Proceeding" means the commencement, after the Closing Date, of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against any person, or the commencement, after the Closing Date, of any proceedings by or against any Person for the winding up or liquidation of its affairs, or the consent after the date hereof to the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings of or relating to any Person.

                 The "Marine Pass--Through Rate" is __% per annum.

                 The "Marine Reserve Account" means the account designated as such, established and maintained pursuant to Section 14.1(b) of the Standard Terms and Conditions of Agreement.

                 "Notice for Payment" shall have the meaning set forth in the Surety Bond.

                 The "Optional Purchase Percentage" shall be 5%.

                 The "Original Certificate Balance" means the sum of the Original Marine Certificate Balance and the Original RV Certificate Balance.

                 The "Original Marine Certificate Balance" is $ ______________.

                 The "Original RV Certificate Balance" is $______________.

                 The "Original Marine Pool Balance" is $ _________________.

                 The "Original Pool Balance" means the sum of the Original Marine Pool Balance and the Original RV Pool Balance.

                 The "Original RV Pool Balance" is $ _______________.

                 The "Permitted Investments" shall be, at anytime, any one or more of the obligations and securities set forth in Schedule CB hereto.

                 The "Purchase Price" has the meaning set forth in Section
2.1(a).

                 The "Reimbursement Agreement" is the Insurance and Reimbursement Agreement dated as of __________, 1997, among the Surety Bond Issuer, the Depositor and the Servicer.

                 The "Required Deposit Rating" shall be a rating on short-term deposits of "Prime-l" by Moody's and "A-1" by S & P or any other rating acceptable to each of the Rating Agencies; and any requirement that deposits have the "Required Deposit Rating" shall mean that such deposits have the foregoing ratings from each of such rating agencies or such other rating which is acceptable to the Rating Agencies.

                 The "RV Pass--Through Rate" is __% per annum.

                 The "RV Reserve Account" means the account designated as such, established and maintained pursuant of Section 14.1A(b) of the Standard Terms and Conditions of Agreement.

                 The "Servicing Fee Rate'' shall be [.75]% per annum.

                 The "Surety Bond" means the unconditional, irrevocable surety bond, substantially in the form attached hereto as Exhibit A, to be issued by the Surety Bond Issuer and naming the Trustee as beneficiary.

                 The "Surety Bond Issuer" shall be Capital Markets Assurance Corporation.

                                  ARTICLE VII

                 SECTION 7.1. Additional Representations and Warranties of the Depositor. The Depositor does hereby make the following representations and warranties on which the Trustee, on behalf of the Trust, relies in accepting the Depositor Receivables in trust and executing and authenticating the
Certificates:

                          (i) Original Maturity of Depositor Receivables. Each Depositor Receivable shall have an original maturity of not more than 180 months.

                          (ii) Remaining Maturity of Depositor Receivables. As of the Cutoff Date, each Depositor Receivable shall have a remaining maturity of not more than 180 months.

                          (iii)   Annual Percentage Rate.  Each Marine
                 Receivable shall have a fixed Annual Percentage Rate of not less than _____% and not greater than ______%. Each RV Receivable shall have a fixed Annual Percentage Rate of not less than __% and not greater than ___%.

                          (iv) Location of Receivable Files. The Depositor Receivable Files shall be kept at the offices of NationsCredit Commercial at 1000 Holcomb Woods Parkway, Roswell, Georgia 30076 and at 2260 Douglas Boulevard, Suite 100, Roseville, California 95061.

                          (v) Maximum Balance. No Marine Depositor Receivable has a Principal Balance greater than $50,000.

                          (vi) No Repossessions. As of the Cutoff Date, no Boat securing any Marine Depositor Receivable is in repossession status.

                          (vii) No Bankruptcies. As of the Cutoff Date, no Obligor on a Marine Depositor Receivable was noted in the related Marine Receivable file as the subject of any bankruptcy proceeding.

                          (viii) Delinquencies. As of the Cutoff Date, no Marine Depositor Receivable shall have a payment that is 60 or more days delinquent.

                 The foregoing representations and warranties shall (i) speak as of the Closing Date, but shall survive the sale, transfer and assignment of the Depositor Receivables to the Trustee, on behalf of the Trust and (ii) be subject to the notice and repurchase provisions set forth in Section 12.2 of the Standard Terms and Conditions of Agreement in the same manner and to the same extent as if they were set forth in Section 12.1 thereof.

                                  ARTICLE VIII

                 SECTION 8.1. NationsCredit Commercial Not to Resign as Servicer. Except as a result of the operation of Section 17.3 of the Standard Terms and Conditions of Agreement, NationsCredit Commercial shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of NationsCredit Commercial shall be communicated to the Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Trustee or a successor Servicer shall have assumed the responsibilities and obligations of NationsCredit Commercial in accordance with Section 18.2 of the Standard Terms and Conditions of Agreement.

                                   ARTICLE IX

                 SECTION 9.1. Agents for Service. The agent for service for the Depositor shall be John B. Stockton, NationsCredit Management Corporation, 1 Canterbury Green, 201 Broad Street, Stamford, Connecticut 06901.

                                   ARTICLE X

                                   [RESERVED]

                 IN WITNESS WHEREOF, the Depositor, the Servicer, the Trustee and the Collateral Agent have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                  NATIONSCREDIT SECURITIZATION
                                      CORPORATION, as Depositor



                                  By:      ______________________
                                           Name:
                                           Title:


                                  NATIONSCREDIT COMMERCIAL
                                  CORPORATION OF AMERICA, as Servicer

                                  By:      _______________________
                                           Name:
                                           Title:


                                  BANKERS TRUST COMPANY, as Trustee
                                     and as Collateral Agent


                                  By:      _______________________
                                           Name:
                                           Title:

                                                                    SCHEDULE A-1

                    Schedule of Marine Depositor Receivables

                    (Delivered on[NationsCredit to fill in])

                                                                    SCHEDULE A-2

                      Schedule of RV Depositor Receivables

                    (Delivered on [NationCredit to fill in])

                                                                      SCHEDULE B


                      Schedule of Marine NCMF Receivables

                   (Delivered on [NationsCredit to fill in])

                                                                      SCHEDULE C

                       Schedule of Permitted Investments

"Permitted Investments" are any of the following, which shall mature on or prior to the next succeeding Deposit Date:

       (i) any direct obligations of, and obligations fully guaranteed by, the United States of America, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

       (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or Federal funds sold by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state authorities or under the laws of any other jurisdiction, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company have the highest credit rating available from each Rating Agency or (B) any other demand or time deposit or certificate of deposit which is fully insured by the Federal Deposit Insurance Corporation;

       (iii) repurchase obligations with respect to (A) any security described in clause (i) above or (B) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii) (A) above or with any money market funds maintained by a broker which has, at the time of such investment, the highest credit rating from each Rating Agency;

       (iv) commercial paper having a rating of at least "A-1" by S&P and "Prime-l" by Moody's at the time of such investment, including commercial paper having such rating issued by the Trustee, NationsBank Corporation or NationsCredit Corporation;

       (v) money market funds or money market mutual funds (other than closed-end funds), including funds for which Bankers Trust Company is investment manager or advisor, which (A) maintain a constant net asset value and (B) have at the time of such investment a rating by AAAm or AAAmg by S&P or Aaa by Moody's;

       (vi) if the Trustee does not receive written investment instructions, the investments referred to in (v) above; or

       (vii)  any other investment approved in writing by each Rating Agency.





                                      -2-